Exhibit 10.1

SUBSCRIPTION AGREEMENT

by and among

ESPORTS TECHNOLOGIES, INC.,

and

THE INVESTORS NAMED HEREIN

Dated as of October 1, 2021

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This SUBSCRIPTION AGREEMENT (this “Agreement”), dated as of October 1, 2021, is entered into by and among Esports Technologies, Inc., a Nevada corporation (the “Company”), and the Persons named on the signature pages hereto (the “Investors”). Certain terms used and not otherwise defined in the text of this Agreement are defined in Section 9 hereof.

The Company and the Investors have agreed that, pursuant to the terms of this Agreement, the Investors will purchase (i) shares of the Series A Convertible Preferred Stock (the “Shares”), and (ii) a warrant to purchase shares of Common Stock in the form set forth as Exhibit A (the “Warrants”), concurrently with the consummation of the closing of the Acquisition. The Shares and Warrants to be sold to the Investors pursuant to this Agreement are referred to herein as the “Securities”.

NOW, THEREFORE, in consideration of the foregoing and the mutual representations, warranties and covenants herein contained, the parties hereto, intending to be bound, hereby agree as follows:

1.      Sale and Purchase of the Securities; Additional Investors.

1.1. Sale and Purchase of Securities. Upon the terms and subject to the conditions herein contained, the Company shall sell to each Investor, and each Investor, severally and not jointly, shall purchase from the Company, at the Closing, the number of Shares (rounded up to the nearest whole share) equal to the amount determined by dividing the “Investor Commitment Amount” on the signature page to this Agreement as set forth on Schedule I (which Schedule I may be amended to reflect (a) subsequent commitments to purchase Shares by Additional Investors (as defined below) who execute a joinder to this Agreement in the form attached hereto as Exhibit A (each, a “Joinder”) after the date hereof or (b) assignments permitted under Section 13.4) attached hereto), divided by a price per share of $1,000.00 (the “Purchase Price”), in exchange for a cash payment equal to the Investor Commitment Amount delivered in accordance with Section 2. At the Closing, the Company shall deliver or cause to be delivered to each Investor a Warrant registered in the name of such Investor to purchase up to a number of shares of Common Stock equal to 150% of the Common Stock underlying the Shares (as of the Closing Date), with an initial exercise price of $30.00.

1.2. Additional Investors. During the period beginning on the date hereof and ending on the Closing Date, the Company may join, in its sole discretion, on substantially the same terms and conditions as those contained in this Agreement, additional parties as Investors hereto (each, an “Additional Investor”). Any such Additional Investor shall become a party to this Agreement as an “Investor” hereunder by signing a Joinder, and the name, address, and Investor Commitment Amount of such Additional Investor provided in such Joinder shall be added to Schedule I. The Investors represent that they do not intend to form a “group” under the Securities Act or the Exchange Act, and, to the knowledge of the Investors, no such “group” has been formed.

2.      Closing.

2.1. Closing Date. Upon the closing of the transactions contemplated in Section 1 hereof following the satisfaction or waiver of the conditions specified in Section 5 (the “Closing”), the Company shall issue to each Investor the number of Shares and Warrants determined pursuant to the provisions of Section 1, against payment of the Investor Commitment Amount for such Securities. The Closing shall take place on the same date as the Acquisition, remotely at 9:00 a.m. on the closing date set forth in the Acquisition Agreement (the “Closing Date”) and after the satisfaction or waiver of the other conditions specified in Section 5, other than conditions that by their nature must be satisfied on the Closing Date. Upon the request of any Investor, the Company shall deliver to such Investor, at least three (3) business days prior to the Closing Date, a duly completed and executed Internal Revenue Service Form W-9 or W8-BenE, as applicable.

2.2 Closing Mechanics. Each Investor agrees to deposit its Investor Commitment Amount into an escrow account designated by the Company (“Escrow Account) prior to the Closing Date. Not less than ten (10) Business Days prior to the expected Closing Date, the Company will provide each Investor that has not previously deposited funds in the Escrow Account with notice (“Closing Notice”) of the Closing Date and wire transfer information to an Escrow Account. Each such Investor agrees to deposits its Investor Commitment Amount into the Escrow Account within seven (7) Business Days of receipt of the Closing Notice.

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3.     Representations and Warranties of the Investors. Each Investor, severally and not jointly, hereby represents and warrants to the Company as follows:

3.1. Organization. If such Investor is an entity, such Investor is duly formed or organized, validly existing and in good standing under the laws of its jurisdiction of organization or formation, and has all requisite corporate, limited liability company, partnership or trust (as the case may be) power and authority to enter into the Transaction Documents to which it is a party and perform its obligations thereunder.

3.2. Authorization; Enforceability. If such Investor is an entity, such Investor has full right, power, authority and capacity to enter into each of the Transaction Documents to which it is a party and to consummate the transactions contemplated by each such Transaction Document. If such Investor is an entity, the execution, delivery and performance of each of the Transaction Documents to which it is a party has been duly authorized by all necessary action on the part of such Investor and its equityholders. This Agreement has been duly executed and delivered by such Investor, and the other Transaction Documents and instruments referred to herein to which he, she, they or it is a party will be duly executed and delivered by such Investor at Closing, and each such agreement constitutes or at Closing will constitute a valid and binding obligation of such Investor enforceable against he, she, they or it in accordance with its terms, subject to bankruptcy, insolvency, fraudulent conveyance or other similar laws affecting creditors’ rights generally and to general equitable principles.

3.3. Brokers. There is no investment banker, broker, finder, financial advisor or other person that has been retained by or is authorized to act on behalf of such Investor and who is entitled to any fees or commissions in connection with the transactions contemplated by this Agreement other than such fees or commissions for which the Investor is solely responsible.

3.4. Investment Representations and Warranties. Such Investor understands that the offer and sale of Securities by the Company to the Investors as contemplated hereby has not been, nor (except pursuant to the provisions of Section 8) will be, registered under the Securities Act and is being made in reliance upon federal and state exemptions for transactions not involving a public offering which depend upon, among other things, the bona fide nature of the investment intent and the accuracy of such Investor’s representations as expressed herein.

3.5. Acquisition for Own Account. Such Investor is acquiring the Securities for his, her, their or its own account for investment and not with a view toward distribution in a manner which would violate the Securities Act; it being understood that by making the representation contained in this Section 3.5, such Investor is not contractually agreeing to hold any of Securities for any minimum period of time.

3.6. Ability to Protect Its Own Interests and Bear Economic Risks. Such Investor acknowledges that he, she, they or it can bear the economic risk and complete loss of his, her, their or its investment in the Securities and has such knowledge and experience in financial or business matters that he, she, they or it is capable of evaluating the merits and risks of the investment contemplated hereby.

3.7. Investor Status. Such Investor is an “accredited investor” within the meaning of Rule 501(a) under the United States Securities Act of 1933, as amended, and is a sophisticated investor, experienced in investing in private equity transactions and capable of evaluating investment risks independently, both in general and with regard to all transactions and investment strategies involving a security or securities, including your participation in the Transaction. Such Investor has determined based on its own independent review and such professional advice as it deems appropriate that its purchase of the Securities and participation in the Transaction (i) are fully consistent with its financial needs, objectives and condition, (ii) comply and are fully consistent with all investment policies, guidelines and other restrictions applicable to it, and (iii) are a fit, proper and suitable investment for it, notwithstanding the substantial risks inherent in investing in or holding the Securities. Such Investor is able to bear the substantial risks associated with its purchase of the Securities, including but not limited to loss of its entire investment therein. Such Investor is not party to any voting agreements or similar arrangements with respect to the Securities. With regard to acquiring, holding, voting, or disposing of any stock of the Company, including the Shares, such Investor (a) has not acted in concert with any Person; (b) other than any Investors that are Affiliates of such Investor, is not, and has never been, a member or beneficiary of a trust, partnership, limited partnership, syndicate, or other group with any agreement, understanding, or arrangement, whether formal or informal (for the avoidance of doubt, the fact that an Investor is a trust or partnership or limited partnership or a passive investor in a private equity fund in and of itself shall not breach this clause (b)); and (c) has no plan or intention to enter into an arrangement described in clause (a) or clause (b). As of the date of this Agreement, each Investor represents and warrants to the Company that it has provided to the Company a duly executed IRS Form W 9 or applicable IRS Form W 8, and after the date of this Agreement each Investor will provide updated forms, statements or tax related documentation that the Company may reasonably request in connection with the offering and sale of the Securities pursuant to an exemption from registration under the Securities Act.

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3.8. Foreign Investors. If such Investor is not a United States person (as defined by Section 7701(a)(30) of the Code), such Investor hereby represents that he, she, they or it has satisfied itself as to the full observance of the laws of his, her, their or its jurisdiction in connection with any invitation to subscribe for the Securities, including (i) the legal requirements within his, her, their or its jurisdiction for the purchase of the Securities, (ii) any foreign exchange restrictions applicable to such purchase, (iii) any governmental or other consents that may need to be obtained, and (iv) the income tax and other tax consequences, if any, that may be relevant to the purchase, holding, redemption, sale, or transfer of the Securities.

3.9. Consents. The execution, delivery and performance by such Investor of the Transaction Documents require no consent of, authorization by, exemption from, filing with or notice to any Governmental Entity or any other Person, except such as may be required under the Securities Act and the approval for listing on the Trading Market and such consents, approvals, authorizations, orders, registrations or qualifications as may be required under state securities or Blue Sky laws in connection with the purchase of the Securities by such Investor.

3.10. No Violations. The execution, delivery and performance by such Investor of, and compliance with, each of the Transaction Documents, and the consummation by such Investor of the transactions contemplated by each of the Transaction Documents (including, without limitation, the issuance and sale of the Securities) will not (a) result in a violation of the organizational documents of such Investor, (b) violate or result in the breach of the terms, conditions or provisions of or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give rise to any right of termination, acceleration or cancellation under, any agreement, lease, mortgage, license, indenture, instrument or other contract to which such Investor is a party, (c) result in a violation of any law, rule, regulation, order, judgment or decree (including, without limitation, U.S. federal and state securities laws and regulations) applicable to such Investor or by which any property or asset of such Investor is bound or affected, or (d) result in a violation of any rule or regulation of FINRA or any Trading Markets, in each case (other than with respect to foregoing clause (a)) except for such violations, defaults, or rights of termination, acceleration or cancellation that would not have a material adverse effect on such Investor’s ability to perform his, her, their or its obligation under the Transaction Documents. If such Investor is an entity, such Investor is not in violation of its organizational documents.

3.11. Access to Information. Such investor has (i) received, reviewed and understood the offering materials made available to it in connection with its purchase of the Securities, (ii) had the opportunity to ask questions of and receive answers from the Company directly and (iii) conducted and completed its own independent due diligence with respect to the purchase of the Securities. Based on such information as it has deemed appropriate and without reliance upon Needham & Company, LLC (“Needham”), such Investor has independently made its own analysis and decision to enter into the Transaction Documents. Except for the representations, warranties and agreements of the Company expressly set forth in this Agreement, you are relying exclusively on your own sources of information, investment analysis and due diligence (including professional advice you deem appropriate) with respect to the Transaction, the Securities and the business, condition (financial and otherwise), management, operations, properties and prospects of the Company, including but not limited to all business, legal, regulatory, accounting, credit and tax matters. Neither such inquiries nor any other investigation conducted by or on behalf of such Investor or his, her, their or its representatives or counsel shall modify, amend or affect such Investor’s right to rely on the truth and accuracy of the Company’s representations and warranties contained in this Agreement.

3.12. Restricted Securities. Such Investor understands that the Shares, Warrants, and Common Stock underlying the Shares and Warrants, will be characterized as “restricted securities” under the federal securities laws inasmuch as they are being acquired from the Company in a transaction not involving a public offering and that under such laws and applicable regulations such securities may be resold without registration under the Securities Act only in certain limited circumstances, and such Investor further understands that the Shares and Common Stock underlying the Shares and Warrants will be subject to the transfer restrictions and legending requirements specified in Section 7.

3.13. Sufficient Funds. Such Investor has sufficient funds available to him, her, them or it to pay his, her, their or its full Investor Commitment Amount at Closing.

3.14. Bad Actor Disqualifications. Such Investor represents on its behalf and the behalf of its officers, directors and principal stockholders, that he, she, they or it is not subject to any “Bad Actor” disqualifications described in Rule 506(d)(1) (subject to Rule 506(d)(2) and 506(d)(3)) with respect to the Company.

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3.15. OFAC. Neither such Investor nor, as of the date hereof to the knowledge of the Investor, any director, officer, agent, employee or person acting on behalf of the Investor is currently subject to any U.S. sanctions administered by the Office of Foreign Assets Control of the U.S. Treasury Department.

3.16 Placement Agent. Such Investor hereby acknowledges and agrees that (a) Needham is acting solely as the Company’s placement agent in connection with the purchase and sale of the Securities and is not acting as an underwriter or in any other capacity and is not and shall not be construed as a fiduciary for such Investor, the Company or any other person or entity in connection with the purchase and sale of the Securities, (b) Needham has not made and will not make any representation or warranty, whether express or implied, of any kind or character and has not provided any advice or recommendation in connection with the purchase and sale of the Securities, (c) Needham will have no responsibility with respect to (i) any representations, warranties or agreements made by any person or entity under or in connection with the purchase and sale of the Securities or any of the documents furnished pursuant thereto or in connection therewith, or the execution, legality, validity or enforceability (with respect to any person) or any thereof, or (ii) the business, affairs, financial condition, operations, properties or prospects of, or any other matter concerning the Company, or the purchase and sale of the Securities, and (d) Needham shall have no liability or obligation (including without limitation, for or with respect to any losses, claims, damages, obligations, penalties, judgments, awards, liabilities, costs, expenses or disbursements incurred by such Investor, the Company or any other person or entity), whether in contract, tort or otherwise, to such Investor, or to any person claiming through such Investor, in respect of the purchase and sale of the Securities.

4.     Representations and Warranties by the Company. The Company represents and warrants to the Investors as follows:

4.1. Organization and Good Standing. The Company (i) has been duly incorporated and is validly existing and in good standing under the laws of the state of Nevada, with power and authority (corporate and other) to own its properties and assets, conduct its business as described in the Company’s Form S-1 and enter into this Agreement and perform its obligations hereunder, and (ii) is duly qualified as a foreign corporation for the transaction of business and is in good standing under the laws of each other jurisdiction in which it owns or leases properties or assets or conducts any business so as to require such qualification, except, in the case of this clause (ii), where the failure to be so qualified or in good standing would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. Each of the Company’s subsidiaries has been duly organized and is validly existing as a corporation or other entity, as applicable, and in good standing (or the foreign equivalent) under the laws of its jurisdiction of organization, with power and authority (corporate and otherwise) to own its properties and conduct its business as described in the Company’s Form S-1, except where the failure to be in good standing (or the foreign equivalent) would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

4.2. Authorization. All corporate action on the part of the Company, its officers, directors and stockholders necessary for the authorization, execution and delivery of this Agreement and the performance of all obligations of the Company under this Agreement, and for the authorization, issuance, sale and delivery of the Securities being sold hereunder has been taken, and this Agreement constitutes the valid and legally binding obligation of the Company, enforceable in accordance with its terms, except (i) as limited by applicable bankruptcy, insolvency, reorganization, moratorium, and other laws of general application affecting enforcement of creditors’ rights generally and (ii) as limited by laws relating to the availability of specific performance, injunctive relief, or other equitable remedies.

4.3. Valid Issuance of Securities. The Shares being purchased by the Investors hereunder, when issued, sold and delivered in accordance with the terms of this Agreement for the consideration expressed herein, (a) will be duly and validly issued, fully paid and nonassessable, free and clear of any liens, will be free of restrictions on transfer other than restrictions on transfer under applicable state and federal securities laws and (b) will not have been issued in violation of any preemptive or similar rights created under the Company’s organizational documents (as adopted on or prior to the Closing Date), the Acquisition Agreement or the laws of the State of Nevada. The Common Stock issuable upon conversion of the Shares, when issued in accordance with the terms of the Shares, will be validly issued, fully paid and nonassessable, free and clear of all liens imposed by the Company. The Warrants are duly authorized and, when issued and paid for in accordance with this Agreement, will be duly and validly issued, fully paid and nonassessable, free and clear of all liens imposed by the Company, and the Common Stock issuable upon exercise of the Warrants, when issued in accordance with the terms of the Warrants, will be validly issued, fully paid and nonassessable, free and clear of all liens imposed by the Company.

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4.4. Compliance with Other Instruments. Neither the Company nor any of its subsidiaries is (i) in violation of its certificate of incorporation or by laws (or other applicable organizational document), (ii) in violation of any law, statute or any judgment, order, rule or regulation of any court or governmental agency or body having jurisdiction over the Company or any of its subsidiaries or any of their properties, or (iii) in default in the performance or observance of any obligation, agreement, covenant or condition contained in any indenture, mortgage, deed of trust, loan agreement, lease or other agreement or instrument to which it is a party or by which it or any of its properties or assets may be bound, except, in the case of the foregoing clauses (ii) and (iii) for such violations or defaults related to matters disclosed in the Company’s Form S-1 or as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

4.5 No Conflicts. The execution, delivery and performance by the Company of this Agreement, and the compliance by the Company with this Agreement and the consummation of the transactions contemplated in this Agreement will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, (A) any indenture, mortgage, deed of trust, loan agreement, lease or other agreement or instrument to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries is bound or to which any of the property or assets of the Company or any of its subsidiaries is subject, (B) the certificate of incorporation or by-laws (or other applicable organizational document) of (1) the Company or (2) any of its subsidiaries, (C) any law, statute or any judgment, order, rule or regulation of any court or governmental agency or body having jurisdiction over the Company or any of its subsidiaries or any of their properties, or (D) any rule or regulation of FINRA or any Trading Markets, except in the case of (A), (C) and (D) for such violations that would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect; and no consent, approval, authorization, exemption, filing or notice order, registration or qualification of or with is required by any court or Governmental Entity or any other Person, except such as may be required under the Securities Act and the approval for listing on the Trading Market and such consents, approvals, authorizations, orders, registrations or qualifications as may be required under state securities or Blue Sky laws in connection with the purchase of the Securities by the Investors.

4.6. Description of Capital Stock. Other than with respect to information permitted to be excluded at the time the Form S-1 was declared effective by the Commission, the statements set forth in the Form S-1 under the caption “Description of Securities”, insofar as they purport to constitute a summary of the terms of the Common Stock are accurate, complete and fair in all material respects

4.7. Registration Statement. Other than with respect to information permitted to be excluded at the time the Form S-1was declared effective by the SEC, as of the date it was declared effective by the SEC, the Form S-1 complied in all material respects with the requirements of the Securities Act and the rules and regulations of the Commission promulgated thereunder, and did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.

4.8. Brokers or Finders. Neither the Company nor any of its subsidiaries have engaged any brokers, finders or agents such that the Investors will incur, directly as a result of any action taken by the Company, any liability for brokerage or finders’ fees or agents’ commissions or any similar charges in connection with the sale of the Securities contemplated by this Agreement.

4.9. Private Placement. Assuming the accuracy of the representations, warranties and covenants of the Investors set forth in Section 3 of this Agreement, no registration under the Securities Act is required for the offer and sale of the Securities by the Company to the Investors under this Agreement.

4.10. No Bad Actors. No “bad actor” disqualifying event described in Rule 506(d)(1)(i)-(viii) of the Securities Act (a “Disqualification Event”) is applicable to the Company or any person listed in the first paragraph of Rule 506(d)(i) with respect to the Company as an “issuer” for purposes of Rule 506 promulgated under the Securities Act, except for a Disqualification Event as to which Rule 506(d)(2)(ii–iv) or (d)(3) is applicable.

4.11. Tax Classification of the Company. The Company is classified as a Subchapter C corporation for U.S. federal income tax purposes.

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4.12. Absence of Changes. Since June 30, 2021, and except as disclosed in the Quarterly Report on Form 10-Q filed with the Commission on August 13, 2021and except as it relates to the Acquisition (including any financing arrangements related to the Acquisition), there has not been any change in the assets, liabilities, financial condition or operating results of the Company, except changes in the ordinary course of business that have not had, in the aggregate, a Material Adverse Effect.

4.13. Litigation. There is no claim, action, suit or legal proceeding pending or, to the knowledge of the Company, threatened in writing against the Company, before any Governmental Entity that seeks to prevent the Company from consummating the transactions contemplated by this Agreement or the Acquisition Agreement. As of the date hereof, and except with respect to matters disclosed in the Form S-1, (i) there are no, claims, actions, suits or legal proceedings pending, or, to the knowledge of the Company, threatened in writing against the Company or its subsidiaries before any Governmental Entity against the Company and its subsidiaries, that would, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect, and (ii) to the knowledge of the Company, there are no pending investigations or disciplinary proceedings reasonably likely to lead to any claim, action, suit or legal proceeding before any Governmental Entity that would, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. As of the date hereof, none of the Company or its subsidiaries are subject to any unsatisfied order, judgment, injunction, ruling, decision, award or decree of any Governmental Entity.

4.14. Compliance with Laws; OFAC. The business of the Company and its subsidiaries; taken as a whole, is not currently being conducted in violation of, and each of the Company and its subsidiaries are and have been since September 30, 2019 (or, if later than such date, the date of incorporation of such entity) in compliance with any federal, state, provisional, county, municipal or local laws, ordinances and regulations applicable to the Company and its subsidiaries, except with respect to matters disclosed in the Form S-1 or such non-compliance that would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. Neither the Company or its subsidiaries nor, to the Company’s knowledge, any director, officer, agent, employee or person acting on behalf of the Company or its subsidiaries (a) is currently subject to any U.S. sanctions administered by the Office of Foreign Assets Control of the U.S. Treasury Department (“OFAC”), or (b) has violated any law relating to bribery, corruption, money laundering, or sanctions.

4.15. Data Privacy. Each of the Company and its subsidiaries are and have been since December 31, 2019 (or, if later than such date, the date of incorporation of such entity), in material compliance with (a) all applicable laws governing the collection, storage or any other use of information that identifies or could be used to identify an individual person (“Personal Information”) and governing data security and cyber security; (b) all of the Company’s policies and notices regarding Personal Information, and (c) all of the Company’s and its subsidiaries’ contractual obligations with respect to Personal Information, data security and cyber security (together, the “Data Protection Requirements”). The Company has implemented and continues to implement and maintain commercially reasonable technical and organizational safeguards which the Company believes to be sufficient to protect Personal Information and other confidential data in its possession or under its control. Except with respect to matters disclosed in the Form S-1, there have been no breaches or security incidents, and there has been no unauthorized access to or disclosure of any Personal Information in the possession or control of the Company or its subsidiaries, except for such breaches or security incidents, unauthorized access to or disclosure of any Personal Information that would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. Except with respect to matters disclosed in the Form S-1 or as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect, (a) the Company has not received any written notice of any claims of or investigations or regulatory inquiries related to, or been charged with, the violation of any Data Protection Requirements, and (b) to the knowledge of the Company, there are no facts or circumstances that could reasonably form the basis of any such notice or claim.

4.16. Intellectual Property. To the knowledge of the Company, (i) all patents, registered copyrights, and applications for any of the foregoing related to the business of the Company and its subsidiaries that are owned or purported to be owned by the Company or its subsidiaries were created, developed or authored by: (a) employees acting within the scope of their employment, or (b) consultants or contractors, and (ii) each such employee, consultant or contractor engaged in such activities within the last five years executed and delivered to the Company or the relevant subsidiary written agreements pursuant to which each such Person assigned to the Company or the relevant subsidiary the intellectual property rights created by such Persons in their performance of such services for the Company or the relevant subsidiary, except where failure to do so would not be material and other than non-assignable rights (such as moral rights). To the knowledge of the Company, no trade secret or other proprietary confidential information material to the business of the Company has been actually disclosed to any former or current employee or any third party other than pursuant to a written agreement restricting the disclosure and use of such information except where failure to do so would not be material.

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4.17. Financial Statements. The audited financial statements as of, and for the period ended, September 30, 2020 of the Company set forth in the Form S-1 and the unaudited interim financial statements as of, and for the period ended June 30, 2021 of the Company set forth on the Quarterly Report on Form 10-Q filed with the Commission on August 13, 2021, (the “Financial Statements”), together with the notes thereto, have been prepared in accordance with GAAP applied on a consistent basis throughout the periods indicated. The Financial Statements fairly present in all material respects the financial condition and operating results of the Company as of the dates, and for the periods, indicated therein.

4.18. Affiliate Transactions. Other than (w) as disclosed in the Form S-1 (x) standard employee benefits generally made available to all employees, (y) standard director and officer indemnification agreements approved by the Board of Directors of the Company (the “Board of Directors”), and (z) the purchase of shares of the Company’s capital stock and the issuance of equity awards, none of the Company or its subsidiaries is a party to any agreement that is currently in effect with any equityholder, officer, member, partner or director of the Company or its subsidiaries or their respective affiliates (other than the Company or its subsidiaries).

4.19. Labor Relations. Since September 30, 2019 (or, if later than such date, the date of incorporation of such entity), (a) there has not been nor is there pending or, to the knowledge of the Company, threatened any labor strike, walk-out, slowdown, work stoppage or lockout with respect to the Company or its subsidiaries, (b) none of the Company or its subsidiaries have received written notice of any unfair labor practice charges against the Company or its subsidiaries that are pending before the National Labor Relations Board or any similar state, local or foreign Governmental Entity and (c) none of the Company or its subsidiaries have received written notice of any pending or in progress and, to the knowledge of the Company, there are no threatened, suits, actions or other proceedings against the Company or its subsidiaries before the Equal Employment Opportunity Commission or any similar state, local or foreign Governmental Entity responsible for the prevention of unlawful employment practices, except, in the case of each of clauses (i), (ii) and (iii) above, for any such matters that would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

4.20. Investment Company Act. The Company is not and, after giving effect to the transactions contemplated by this Agreement, will not be, required to register as an “investment company” under the Investment Company Act of 1940, as amended.

4.21. No Other Company Representations and Warranties. Except for the representations and warranties made by the Company in this Section 4, neither the Company, any of its Affiliates nor any other Person acting on its behalf makes any other express or implied representation or warranty in connection with or related to this Agreement or the transactions contemplated hereby, including with respect to its capital stock, the Company or any of its subsidiaries or their respective businesses, operations, properties, assets, liabilities, condition (financial or otherwise) or prospects, and each Investor acknowledges and agrees to the foregoing. In entering into this Agreement, each Investor has relied solely on its own investigation and analysis and the representations of the Company expressly set forth in this Section 4 and no other representations or warranties of the Company, any of their respective Affiliates or any other Person, whether express or implied.

5.      Conditions of Parties’ Obligations.

5.1. Conditions of the Investors’ Obligations at the Closing. The obligations of the Investors to purchase the Securities at the Closing (except where otherwise specified) are subject to the fulfillment prior to the Closing Date of all of the following conditions, any of which may be waived in whole or in part by the Required Investors in their sole discretion.

(a) Representations and Warranties. The (a) representations set forth in Sections 4.1, 4.2, 4.3(a) and 4.11 shall be true and correct as of immediately prior to the Closing as though such representations and warranties were made, as written herein, as of immediately prior to the Closing; (b) the representations and warranties set forth in Sections 4.3(b), 4.5, 4.6, 4.7, 4.9, and 4.10 shall be true and correct in all material respects as of immediately prior to the Closing as though such representations and warranties were made, as written herein, as of immediately prior to the Closing (subject to the specified time periods, as applicable, qualifying such representations and warranties and other than with respect to Section 4.7, without giving effect to any qualifications or limitations as to “materiality” or “Material Adverse Effect” contained therein); and (c) the remaining representations and warranties of the Company contained in Section 4 of this Agreement shall be true and correct as of immediately prior to the Closing as though such representations and warranties were made, as written herein, as of immediately prior to the Closing (subject to the specified time periods, as applicable, qualifying such representations and warranties and without giving effect to any qualifications or limitations as to “materiality” or “Material Adverse Effect” contained therein), except where the failure of such representations and warranties to be so true and correct does not constitute, individually or in the aggregate, a Material Adverse Effect.

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(b) Performance. The Company shall have performed in all material respects all covenants and agreements contained in this Agreement required to be performed by the Company on or prior to the Closing.

(c) No Material Adverse Effect. Since the date of this Agreement, there shall not have occurred a Material Adverse Effect.

(d) Compliance Certificate. The Company shall have delivered to the Investors a Compliance Certificate, executed by the Chief Executive Officer of the Company, dated as of the Closing Date to the effect that the conditions specified in subsections (a) and (b) of this Section 5.1 have been satisfied.

(e) Listing. The Company’s Common Stock shall have been listed for trading on the Nasdaq Capital Market from the date hereof until the Closing Date.

5.2. Conditions of the Company’s Obligations. The obligations of the Company under Section 1 hereof with respect to each Investor (on a several, and not joint, Investor-by-Investor basis) are subject to the fulfillment prior to or on the Closing Date of all of the following conditions with respect to such Investor, any of which may be waived in whole or in part by the Company in its sole discretion.

(a) Covenants; Representations and Warranties. (i) The Investors shall have performed in all material respects all covenants and agreements contained in this Agreement required to be performed by the Investors on or prior to the Closing, (ii) the representations and warranties of the Investors contained in Section 3.7 shall be true and correct in all material respects as of immediately prior to the Closing as though such representations and warranties were made, as written herein, as of immediately prior to the Closing (subject to the specified time periods, as applicable, qualifying such representations and warranties), and (iii) the representations and warranties of the Investors contained in Section 3 of this Agreement shall be true and correct as of immediately prior to the Closing as though such representations and warranties were made, as written herein, as of immediately prior to the Closing (subject to the specified time periods, as applicable, qualifying such representations and warranties), except where the failure of such representations and warranties to be so true and correct does not constitute, individually or in the aggregate, material adverse effect on (y) the eligibility of the Company to issue the Securities in reliance on the exemption from registration provided by Regulation D under the Securities Act, or (z) such Investor’s ability to perform its obligation under the Transaction Documents.

5.3. Conditions of Each Party’s Obligations.

(a) Obligations under this Agreement. The respective obligations of each party to consummate the transactions at the Closing contemplated hereunder are subject to the absence of any statute, rule, regulation, injunction, order or decree, enacted, enforced, promulgated, entered, issued or deemed applicable to this Agreement or the transactions contemplated hereby by any court, government or governmental authority or agency or legislative body, domestic, foreign or supranational, in each case of the foregoing authorities, agencies or bodies, of competent jurisdiction, prohibiting or enjoining the transactions contemplated by this Agreement.

(b) Acquisition. All of the conditions to the consummation of the Acquisition, as set forth in the Acquisition Agreement have been satisfied, or to the extent permitted by applicable law, waived by the Company.

6.      Covenants.

6.1. Furnishing of Information and Legend Removal. In order to enable the Investors to sell the Securities under Rule 144, for a period of twenty-four (24) months from the consummation of the Closing, the Company shall use its commercially reasonable efforts to (i) timely file (or obtain extensions in respect thereof and file within the applicable grace period) all reports required to be filed by the Company after the consummation of the Closing pursuant to the Exchange Act and (ii) following an Investor’s request, promptly cause the removal of all restrictive legends from any Shares held by such Investor that may be sold by Investor (x) pursuant to the Resale Restriction Statement or (y) without restriction under Rule 144, including without limitation, any volume and manner of sale restrictions.

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6.2. Integration. The Company shall use its commercially reasonable efforts such that neither it nor any of its Affiliates shall sell, offer for sale or solicit offers to buy any security that will be integrated with the offer or sale of the Securities hereunder that would require the registration under the Securities Act of the sale of Securities hereunder to the Investors.

6.3. Delivery of Shares After Closing. The Company shall deliver or cause to be delivered to each Investor evidence of the book-entry issuance of the Shares and physical delivery of the Warrants purchased by such Investor within five (5) Trading Days of the Closing Date.

6.4. No Volume Limitations. Any Investor, or any Affiliates of any Investor, that purchase Shares hereunder shall not be subject to any volume restrictions related to any securities of the Company that are purchased hereunder or were held prior to the date hereof. Notwithstanding the foregoing, Investors shall continue to be required to comply with all federal securities laws with respect to any sales of securities.

6.5. Tax Matters.

(a) The Company shall not withhold any U.S. withholding tax in respect of payments or distributions made to Investor except for U.S. withholding tax that the Company is required to withhold due to (i) a failure of Investor to furnish a valid IRS Form as described above in Section 3.7 of this Agreement, (ii) any change in law or (iii) any change in fact. In the event that the Company has determined that withholding is required with respect to any payment or distribution by the Company to the Investor, the Company shall (i) notify Investor promptly but at least ten (10) Business Days prior to any such withholding and (ii) reasonably consult and cooperate with the Investor in good faith to attempt to reduce or eliminate any amounts that would otherwise be deducted or withheld. The Company is entitled to withhold if the Company, after consulting and cooperating with the Investor as described in the prior sentence, determines in good faith that such withholding is required due to the circumstances above under the applicable law. The Company shall provide Investor with any information or documentation reasonably requested by Investor for a refund of any tax and shall otherwise assist and reasonably cooperate in any such application by Investor.

(b) The Company agrees to provide promptly, upon the reasonable request of Investor, (i) a determination as to whether the Company is a “United States real property holding corporation” for U.S. federal income tax purposes (a “USRPHC”) and (ii) provided that the Company determines that it is not a USRPHC, a statement issued pursuant to Treasury Regulations §1.897-2(g)(1)(ii) that the Shares are not a U.S. real property interest for U.S. federal income tax purposes, as defined for purposes of that Regulation.

(c) The Company shall provide notice to the Investor no less than 30 days prior to taking any actions to alter its entity classification as a Subchapter C corporation for U.S. Federal income tax purposes. Further, the Company shall cooperate with Investor to mitigate or eliminate the tax effect on such Investor of any such change in entity classification.

7.      Transfer Restrictions; Restrictive Legend.

7.1. Transfer Restrictions. Each Investor understands that the Company (or its transfer agent) may, as a condition to the transfer of the Securities, require that the request for transfer be accompanied by an opinion of Company counsel to be delivered within two Business Days after receipt of all required documentation, to the effect that the proposed transfer does not result in a violation of the Securities Act or Rule 144 under the Securities Act, unless such transfer is covered by an effective registration statement. It is understood that the certificates evidencing the Securities shall bear substantially the following legend:

“THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), OR UNDER THE SECURITIES LAWS OF ANY OTHER JURISDICTIONS. THESE SECURITIES MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER THE ACT, APPLICABLE STATE SECURITIES LAWS (PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM). INVESTORS SHOULD BE AWARE THAT THEY MAY BE REQUIRED TO BEAR THE FINANCIAL RISKS OF THIS INVESTMENT FOR AN INDEFINITE PERIOD OF TIME. THE ISSUER OF THESE SECURITIES MAY REQUIRE AN OPINION OF COUNSEL IN FORM AND SUBSTANCE SATISFACTORY TO THE ISSUER TO THE EFFECT THAT ANY PROPOSED TRANSFER OR RESALE IS IN COMPLIANCE WITH THE ACT AND ANY APPLICABLE STATE SECURITIES LAWS.”

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7.2. Unlegended Certificates. Subject to the receipt of standard written documentation provided by the holder pursuant to Rule 144 and a representation that the holder is not an Affiliate of the Company, the Company shall as soon as practicable reissue unlegended certificates upon the request of any holder thereof (x) at such time as the holding period under Rule 144 or another applicable exemption from the registration requirements of the Securities Act for a transfer of such Shares to the public has been satisfied or (y) at such time as a registration statement is available for the transfer of such Shares.

8.     Registration Rights.

8.1. Registration Statements. The Company shall use commercially reasonable efforts to file as soon as reasonably practicable, but in any event no later than 45 calendar days after the Closing (the “Filing Deadline”), and use commercially reasonable efforts to cause to be declared effective as soon as reasonably practicable thereafter, a registration statement filed with the Commission (the “Resale Registration Statement”) registering the resale of all of the Common Stock underlying the Shares and Warrants (the “Registrable Securities”) issued to the Investors pursuant to this Agreement (the “Effectiveness Deadline”); provided, that the Company’s obligations to include an Investor’s Registrable Securities in the Resale Registration Statement are contingent upon such Investor furnishing in writing to the Company such information regarding such Investor, the securities of the Company held by such Investor and the intended method of disposition of the Registrable Securities held by such Investor (which shall be limited to non-underwritten public offerings) to the extent required as shall be reasonably requested by the Company to effect the registration of the Registrable Securities held by such Investor, and Investor shall execute such documents in connection with such registration as the Company may reasonably request to the extent required. The Company agrees to use commercially reasonable efforts to keep such Resale Registration Statement, or another shelf registration statement that includes the Registrable Securities, effective with respect to each Investor until the earliest of (x) the date on which such Investor ceases to hold any Registrable Securities issued pursuant to this Agreement, (y) the first date on which such Investor is able to sell all of its Registrable Securities in a 90-day period without registration under Rule 144 of the Securities Act or any successor rule (but with no volume or other restrictions or limitations including as to manner or timing of sale) and (z) if the Registrable Securities purchased hereunder by such Investor represent greater than five percent (5%) of the outstanding Common Stock of the Company, the date upon which the Registrable Securities purchased hereunder by such Investor no longer represent greater than five percent (5%) of the outstanding Common Stock of the Company; provided, that the Company shall be entitled to delay or postpone the effectiveness of the Resale Registration Statement, and from time to time require the Investors not to sell under the Resale Registration Statement or suspend effectiveness thereof, if it reasonably determines in good faith that in order for the Resale Registration Statement not to contain a material misstatement or omission, (i) the negotiation or consummation of a transaction by the Company or its subsidiaries is pending or another event has occurred, which negotiation, consummation or (ii) other event the Company’s Board of Directors reasonably and in good faith believes would require additional disclosure by the Company in the Resale Registration Statement of material information that the Company has a bona fide business purpose for keeping confidential and the non-disclosure of which in the Resale Registration Statement would be expected, in the reasonable determination of the Company’s board of directors, to cause the Resale Registration Statement to fail to comply with applicable disclosure requirements (such circumstance, a “Suspension Event”); provided, however, that the Company may not delay or suspend the Resale Registration Statement on more than two occasions or for more than 60 consecutive calendar days, or more than 90 calendar days in the aggregate, in each case during any 12-month period. Upon receipt of written notice from the Company (which notice shall not contain any material non-public information regarding the Company) of the happening of any Suspension Event during the period that the Resale Registration Statement is effective or if as a result of a Suspension Event the Resale Registration Statement or related prospectus contains any untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made (in the case of the prospectus) not misleading, each Investor hereby agrees that (i) it will immediately discontinue offers and sales of the Registrable Securities under the Resale Registration Statement (excluding, for the avoidance of doubt, sales conducted pursuant to Rule 144) until such Investor receives copies of a supplemental or amended prospectus (which the Company agrees to promptly prepare) that corrects the misstatement(s) or omission(s) referred to above and receives notice that any post-effective amendment has become effective or unless otherwise notified by the Company that it may resume such offers and sales, and (ii) it will maintain the confidentiality of any information included in such written notice delivered by the Company unless otherwise required by law or subpoena. If so directed by the Company, each Investor will deliver to the Company or, in such Investor’s sole discretion destroy, all copies of the prospectus covering the Registrable Securities in such Investor’s possession; provided, however, that this obligation to deliver or destroy all copies of the prospectus covering the Registrable Securities shall not apply (A) to the extent such Investor is required to retain a copy of such prospectus (I) in order to comply with applicable legal, regulatory, self-regulatory or professional requirements or (II) in accordance with a bona fide pre-existing document retention policy or (B) to copies stored electronically on archival servers as a result of automatic data back up. The Investors shall not in connection with the foregoing be required to execute any lock up or similar agreement or otherwise be subject to any contractual restriction on the ability to transfer the Registrable Securities. Any failure by Company to file the Resale Registration Statement by the Filing Deadline or to effect such Resale Registration Statement by the Effectiveness Deadline shall not otherwise relieve the Company of its obligations to file or effect the Resale Registration Statement as set forth in this Section 8.1(a).

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8.2. Company Obligations.

(a) The Company shall advise the Investors as expeditiously as possible and within five business days after:

(i)             a Resale Registration Statement or any amendment thereto has been filed with the Commission and when such Resale Registration Statement or any post-effective amendment thereto has become effective;

(ii)            any request by the Commission for amendments or supplements to any Resale Registration Statement or the prospectus included therein or for additional information;

(iii)           the issuance by the Commission of any stop order suspending the effectiveness of any Resale Registration Statement or the initiation of any proceedings for such purpose;

(iv)           the receipt by the Company of any notification with respect to the suspension of the qualification of the Shares included therein for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose; and

(v)            subject to the provisions in this Agreement, the occurrence of any event that requires the making of any changes in any Resale Registration Statement or prospectus so that, as of such date, the statements therein are not misleading and do not omit to state a material fact required to be stated therein or necessary to make the statements therein (in the case of a prospectus, in the light of the circumstances under which they were made) not misleading.

Notwithstanding anything to the contrary set forth herein, when so advising the Investors of such events, the Company shall not be obligated, to provide any Investor with any material, nonpublic information regarding the Company, nor shall the Company provide any Investor with any such material, nonpublic information regarding the Company without such Investor’s prior written consent (e-mail being sufficient), in each case other than to the extent that providing notice to such Investor of the occurrence of the events listed in (i) through (v) above constitutes material, nonpublic information regarding the Company.

(b) The Company shall use its commercially reasonable efforts to obtain the withdrawal of any order suspending the effectiveness of any Resale Registration Statement as soon as reasonably practicable.

(c) Upon the occurrence of any Suspension Event, except for such times as the Company is permitted hereunder to suspend, and has suspended, the use of a prospectus forming part of a Resale Registration Statement as contemplated by this Agreement, the Company shall use its commercially reasonable efforts to as soon as reasonably practicable prepare a post-effective amendment to such Resale Registration Statement or a supplement to the related prospectus, or file any other required document so that, as thereafter delivered to purchasers of the Shares included therein, such prospectus will not include any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

(d) The Company shall provide the Investor the ability to review disclosure regarding such Investor in the Resale Registration Statement prior to the filing or submission of such Resale Registration Statement and consider in good faith any reasonable comments of such Investor.

(e) The Company shall otherwise, in good faith, cooperate reasonably with, and take such customary actions as may reasonably be requested by the Investor, consistent with the terms of this Agreement, in connection with the registration of the Shares

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8.3. Indemnification.

(a) Indemnification by the Company. The Company agrees to indemnify and hold harmless, to the extent permitted by law, each Investor, their respective directors, and officers, employees, and agents, and each person who controls such Investors (within the meaning of the Securities Act or the Exchange Act) and each Affiliate of such Investor from and against any and all losses, claims, damages, liabilities and expenses (including, without limitation, any reasonable attorneys’ fees and expenses incurred in connection with defending or investigating any such action or claim) caused by any untrue or alleged untrue statement of material fact contained in any Resale Registration Statement, prospectus included in any Resale Registration Statement or preliminary prospectus or any amendment thereof or supplement thereto or any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein (in the case of a prospectus, in light of the circumstances in which they were made) not misleading, except insofar as the same are caused by or contained in any information furnished in writing to the Company by or on behalf of any Investor expressly for use therein.

(b) Indemnification by the Investors. Each Investor agrees, severally and not jointly with any other Investor, to indemnify and hold harmless the Company, its directors, officers, employees and agents, and each person who controls the Company (within the meaning of the Securities Act or the Exchange Act) and each Affiliate of the Company against any losses, claims, damages, liabilities and expenses (including, without limitation, reasonable attorneys’ fees and expenses incurred in connection with defending or investigating any such action or claim) resulting from any untrue statement of material fact contained in the Resale Registration Statement, prospectus or preliminary prospectus or any amendment thereof or supplement thereto or any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein (in the case of a prospectus, in the light of the circumstances in which they were made) not misleading, but only to the extent that such untrue statement or omission is contained in any information or affidavit so furnished in writing by such Investor expressly for use therein. In no event shall the liability of any Investor pursuant to this Section 8.3(b) or Section 8.3(d) be greater in amount than the dollar amount of the net proceeds received by such Investor upon the sale of the Securities giving rise to such indemnification obligation.

(c) Indemnification Procedures. Any person entitled to indemnification herein shall (a) give prompt written notice to the indemnifying party of any claim with respect to which it seeks indemnification (provided that the failure to give prompt notice shall not impair any person’s right to indemnification hereunder to the extent such failure has not prejudiced the indemnifying party) and (b) permit such indemnifying party to assume the defense of such claim with counsel reasonably satisfactory to the indemnified party. If such defense is assumed, the indemnifying party shall not be subject to any liability for any settlement made by the indemnified party without its consent. An indemnifying party who elects not to assume the defense of a claim shall not be obligated to pay the fees and expenses of more than one counsel for all parties indemnified by such indemnifying party with respect to such claim, unless in the reasonable judgment of legal counsel to any indemnified party a conflict of interest exists between such indemnified party and any other of such indemnified parties with respect to such claim. No indemnifying party shall, without the consent of the indemnified party, consent to the entry of any judgment or enter into any settlement which cannot be settled in all respects by the payment of money (and such money is so paid by the indemnifying party pursuant to the terms of such settlement) or which settlement does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability in respect to such claim or litigation.

(d) Contribution. If the indemnification provided under this Section 8 from the indemnifying party is unavailable or insufficient to hold harmless an indemnified party in respect of any losses, claims, damages, liabilities and expenses referred to herein, then the indemnifying party, in lieu of indemnifying the indemnified party, shall contribute to the amount paid or payable by the indemnified party as a result of such losses, claims, damages, liabilities and expenses in such proportion as is appropriate to reflect the relative fault of the indemnifying party and the indemnified party, as well as any other relevant equitable considerations. The relative fault of the indemnifying party and indemnified party shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact, was made by, or relates to information supplied by or on behalf of, such indemnifying party or indemnified party, and the indemnifying party’s and indemnified party’s relative intent, knowledge, access to information and opportunity to correct or prevent such action. The amount paid or payable by a party as a result of the losses or other liabilities referred to above shall be deemed to include, subject to the limitations set forth above, any legal or other fees, charges or expenses reasonably incurred by such party in connection with any investigation or proceeding. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution pursuant to this Section 8 from any person who was not guilty of such fraudulent misrepresentation. Notwithstanding anything to the contrary herein, in no event will any party be liable for consequential (including enterprise value, business value or market value damages), special, exemplary or punitive damages in connection with this Agreement.

(e) Survival. The indemnification provided for under this Agreement shall remain in full force and effect regardless of any investigation made by or on behalf of the indemnified party or any officer, director, employee, agent, Affiliate or controlling person of such indemnified party and shall survive the transfer of the Securities purchased pursuant to this Agreement.

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9.     Definitions. Unless the context otherwise requires, the terms defined in this Section 9 shall have the meanings specified for all purposes of this Agreement.

Except as otherwise expressly provided, all accounting terms used in this Agreement, whether or not defined in this Section 9, shall be construed in accordance with GAAP.

“Acquisition” means the closing of the share purchase described in the Acquisition Agreement.

“Acquisition Agreement” means that certain Share Purchase Agreement dated on or about the date hereof, pursuant to which ESPORTS PRODUCT TECHNOLOGIES MALTA LTD., a company incorporated under the laws of Malta shall acquire from each of Aspire Global International Limited, a company incorporated under the laws of Malta, AG Communications Limited, a company incorporated under the laws of Malta, Aspire Global 7 Limited, a company incorporated under the laws of Malta, Aspire Global plc, a company incorporated under the laws of Malta (collectively the “Selling Shareholders”) 100% of the shares owned by said Selling Shareholder in Karamba Limited, a limited liability company incorporated under the laws of Malta.

“Additional Investor” has the meaning assigned to it in Section 1.2 hereof.

“Affiliate” shall have the meaning ascribed to such term in Rule 12b-2 promulgated under the Exchange Act.

“Agreement” has the meaning assigned to it in the introductory paragraphs hereof.

“Business Day” means any day that is not a Saturday, a Sunday or other day on which banks are required or authorized by law to be closed in the City of New York.

“Closing” has the meaning assigned to it in Section 2 hereof.

“Closing Date” has the meaning assigned to it in Section 2 hereof.

“Code” means the Internal Revenue Code of 1986, as amended.

“Commission” means the Securities and Exchange Commission.

“Common Stock” has the meaning assigned to it in the recitals hereof.

“Company” has the meaning assigned to it in the introductory paragraph hereof.

“control,” “controlled,” “controlled by” and “under common control with” means the possession, directly or indirectly or as trustee or executor, of the power to direct or cause the direction of the management policies of a Person, whether through the ownership of a majority of such Person’s outstanding voting equity or by contract, and with respect to “controlled Affiliates” includes Affiliates controlled by such Person.

“Disclosure Time” means, (i) if this Agreement is signed on a day that is not a Trading Day or after 9:00 a.m. (New York City time) and before midnight (New York City time) on any Trading Day, 9:01 a.m. (New York City time) on the Trading Day immediately following the date hereof, unless otherwise instructed as to an earlier time by Needham, and (ii) if this Agreement is signed between midnight (New York City time) and 9:00 a.m. (New York City time) on any Trading Day, no later than 9:01 a.m. (New York City time) on the date hereof, unless otherwise instructed as to an earlier time by Needham.

“Effectiveness Deadline” has the meaning assigned to it in Section 8.1 hereof.

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“Encumbrances” means any lien, claim, judgment, charge, mortgage, security interest, pledge, escrow, equity or other encumbrance.

“Exchange Act” means the Securities Exchange Act of 1934, as amended.

“Filing Deadline” has the meaning assigned to it in Section 8.1 hereof.

“FINRA” means the Financial Industry Regulatory Authority, Inc.

“Form S-1” means that certain Registration Statement on Form S-1 (File No. 333-254068), initially filed by the Company with the Commission on March 10, 2021, as amended thereafter, including the exhibits thereto.

“GAAP” means U.S. generally accepted accounting principles consistently applied.

“Governmental Entity” means any national, federal, state, municipal, local, territorial, foreign or other government or any department, commission, board, bureau, agency, regulatory authority or instrumentality thereof, or any court, judicial, administrative or arbitral body or public or private tribunal.

“Investor Commitment Amount” has the meaning assigned to it in Section 1.1 hereof.

“Investors” has the meaning assigned to it in the introductory paragraph of this Agreement and shall include any Affiliates of the Investors and any transferees of Investors who are obligated to execute and deliver this Agreement in connection with such transfer.

“Joinder” has the meaning assigned to it in Section 1.1 hereof.

“knowledge” or any similar phrase means (a) with respect to the Company, the actual knowledge, after reasonable inquiry, of each of the chief executive officer, chief financial officer and the chief technology officer and (b) with respect to an Investor, the actual knowledge of such person or entity.

“Material Adverse Effect” means any event, circumstance, change, development, effect or occurrence (collectively “Effect”) that, individually or in the aggregate with all other Effects, (a) has or would reasonably be expected to have a material adverse effect on the business, condition (financial or otherwise), assets, liabilities or operations of the Company or (b) would prevent, materially delay or materially impede the performance by the Company of its obligations under this Agreement or the consummation of the Acquisition; provided, however, that none of the following shall be deemed to constitute, alone or in combination, or be taken into account in the determination of whether there has been or will be, a Material Adverse Effect: (i) any change or proposed change in or change in the interpretation of any law (including any quarantine, “shelter in place,” “stay at home,” workforce reduction, social distancing, shut down, closure, sequester, workplace safety or similar law promulgated by any Governmental Entity in connection with or in response to the COVID 19 pandemic) or accounting principles; (ii) events or conditions generally affecting the industries or geographies in which the Company operates; (iii) any downturn in general economic conditions, including changes in the credit, debt, securities, financial or capital markets (including changes in interest or exchange rates, prices of any security or market index or commodity or any disruption of such markets); (iv) acts of war, sabotage, civil unrest, terrorism, cyberattack, epidemics, pandemics or disease outbreaks (including the COVID 19 pandemic), or any escalation or worsening of any such acts of war, sabotage, civil unrest, terrorism epidemics, pandemics or disease outbreaks, or changes in global, national, regional, state or local political or social conditions; (v) any hurricane, tornado, flood, earthquake, natural disaster, or other acts of God; (vi) any failure in and of itself to meet any projections, forecasts, guidance, estimates, milestones, budgets or financial or operating predictions of revenue, earnings, cash flow or cash position, provided that this clause (vi) shall not prevent a determination that any Effect underlying such failure has resulted in a Material Adverse Effect, or (vii) the completion of the Acquisition or the completion of any additional financing related to the Acquisition, except in the cases of clauses (i) through (v), to the extent that the Company is disproportionately affected thereby as compared with other participants in the industries or geographies in which the Company operates.

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“Person” means and includes all natural persons, corporations, business and other trusts, associations, companies, partnerships, joint ventures, limited liability companies and other entities and governments and agencies and political subdivisions.

“Proceeding” means an action, claim, suit, investigation or proceeding (including, without limitation, an informal investigation or partial proceeding, such as a deposition), whether commenced or threatened.

“Purchase Price” has the meaning assigned to it in Section 1 hereof.

“Register,” “registered” and “registration” refer to a registration made by preparing and filing a Registration Statement or similar document in compliance with the Securities Act, and the declaration or ordering of effectiveness of such Registration Statement or document.

“Required Investors” means, prior to the Closing, Investors entitled to acquire at least a majority of the Shares to be issued hereunder based on the total Investor Commitment Amounts at such time, and following the Closing, Investors holding at least a majority of the Shares then beneficially owned by all Investors.

“Resale Registration Statement” has the meaning assigned to it in Section 8.1 hereof.

“Securities Act” or “Act” means the Securities Act of 1933, as amended.

“Shares” has the meaning assigned to such term in the recitals hereto.

“Subsidiary” means any corporation, association trust, limited liability company, partnership, joint venture or other business association or entity (i) at least 50% of the outstanding voting securities of which are at the time owned or controlled directly or indirectly by the Company or (ii) with respect to which the Company possesses, directly or indirectly, the power to direct or cause the direction of the affairs or management of such Person.

“Suspension Event” has the meaning assigned to it in Section 8.1 hereof.

“Trading Day” means a day on which the principal Trading Market is open for trading.

“Trading Market” means the Nasdaq Capital Market and or any other exchanges on which the Common Stock is listed or quoted for trading on the date in question.

“Transaction Documents” means this Agreement, any Joinders and any other agreement between the Company and an Investor that expressly identifies itself as a Transaction Document.

10.    Survival. The representations, warranties, covenants, indemnities and agreements contained in this Agreement and in the other Transaction Documents shall survive the Closing of the transactions contemplated by this Agreement.

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11.   Enforcement; Specific Performance. In addition to being entitled to exercise all rights provided herein or granted by law, including recovery of damages, the Investors and the Company will be entitled to specific performance, injunctive and other equitable relief under the Transaction Documents. The parties agree that monetary damages will not be adequate compensation for any loss incurred by reason of any breach of obligations contained in the Transaction Documents and hereby agree to waive and not to assert in any action for specific performance of any such obligation (i) security or the posting of any bond in connection with such relief, or (ii) the defense that a remedy at law would be adequate. Each Investor acknowledges and agrees that notwithstanding anything contained in this Agreement or any Transaction Document, the Company may, in its sole discretion, abandon the Acquisition prior to the Closing without any liability to the Investors party hereto or party to any Transaction Document.

12.   Miscellaneous.

12.1. Waivers and Amendments. Any term of this Agreement may be amended and the observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively), only in a writing executed by the Company and the Required Investors; provided, that (i) such written consent must also be executed by any Investor that is materially, disproportionately and adversely affected, and (ii) no amendment or waiver may increase the obligations of any Investor without the prior written consent of such Investor. Any amendment or waiver effected in accordance with this paragraph shall be binding upon each holder of any Shares purchased under this Agreement at the time outstanding, each future holder of all such Shares, and the Company. Neither this Agreement, nor any provision hereof, may be changed, waived, discharged or terminated orally or by course of dealing, but only by an instrument in writing.

12.2. Notices. Any notices, requests, demands and other communications required or permitted in this Agreement shall be effective if in writing and (i) delivered personally, (ii) sent by e-mail or (iii) delivered by overnight courier, in each case, addressed as follows:

If to the Company to:

Esports Technologies, Inc.

197 E. California Ave., Ste. 302

Las Vegas, Nevada 89104

Attn: Aaron Speech

Email: aspeach@esportstechnologies.com

If to any Investor:

To the address set forth on the signature page hereto;

or at such other address as the Company or such Investor each may specify by written notice to the other parties hereto. Any party may change the address to which notices, requests, consents or other communications hereunder are to be delivered by giving the other parties notice in the manner set forth in this Section 12.2. Any such notice or other communication shall be deemed to have been given as of the date so personally delivered or transmitted by e-mail (or, if delivered or transmitted after normal business hours at the location of recipient, on the next Business Day), one Business Day after the date when sent by overnight delivery services or seven days after the date so mailed if by certified or registered mail.

12.3. Cumulative Rights. The rights and remedies herein provided shall be cumulative and not exclusive of any rights or remedies provided by law.

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12.4. Successors and Assigns; Syndication. All the terms and provisions of this Agreement shall be binding upon and inure to the benefit of and be enforceable by the respective parties hereto, the successors and permitted assigns of the Investors and the successors of the Company, whether so expressed or not. Except for the representations and warranties set forth in Sections 3.2, 3.5, 3.7, 3.10 through 3.16, 10 and this Section 12.4, for which Needham and its affiliates are beneficiaries, this Agreement shall not confer any rights or remedies upon any person other than the parties hereto, and their respective successors and assigns, and the parties hereto acknowledge Needham and its affiliates are third party beneficiaries of this Agreement for the purposes of, and to the extent of, the rights granted to them, if any, pursuant to the sections referenced in this Section 12.4. Prior to the Closing Date, the Investors may transfer and assign any portion of their rights and obligations to acquire Shares at the Closing under this Agreement to a Person or Persons only with the prior written consent of the Company (unless such assignment is made to an Affiliate, in which case, only prior written notice to the Company shall be required); provided that each such transferee shall become a party to this Agreement as an “Investor” hereunder, and Schedule I shall be updated accordingly to include such transferee and reflect applicable Investor Commitment Amount. Following the Closing Date, an Investor may transfer and assign all of its rights and obligations under this Agreement to its Affiliate in connection with a legally permissible transfer of all or a portion of the Shares purchased under this Agreement by such Investor to such Affiliate. Any attempt to assign or transfer any right hereunder in violation of this Section 12.4 shall be void ab initio.

12.5. Headings. The headings of the Sections and paragraphs of this Agreement have been inserted for convenience of reference only and do not constitute a part of this Agreement.

12.6. Governing Law. This Agreement shall be governed in all respects by the internal laws of the State of California, without regard to principles of conflicts of law.

12.7. Fees and Expenses. Each party shall bear and be responsible for his, her, their or its own fees and expenses incurred in connection with entering into this Agreement and the transactions contemplated hereby.

12.8. Jurisdiction. Any suit, action or proceeding seeking to enforce any provision of, or based on any matter arising out of or in connection with, this Agreement or the transactions contemplated hereby shall be brought in any federal or state court located in the State of California, and each of the parties hereby consents to the jurisdiction of such courts (and of the appropriate appellate courts therefrom) in any such suit, action or proceeding and irrevocably waives, to the fullest extent permitted by law, any objection which it may now or hereafter have to the laying of the venue of any such suit, action or proceeding in any such court or that any such suit, action or proceeding which is brought in any such court has been brought in an inconvenient forum. Process in any such suit, action or proceeding may be served on any party anywhere in the world, whether within or without the jurisdiction of any such court. Without limiting the foregoing, each party agrees that service of process on such party as provided in Section 12.2 shall be deemed effective service of process on such party.

12.9. Waiver of Jury Trial. TO THE EXTENT NOT PROHIBITED BY APPLICABLE LAW WHICH CANNOT BE WAIVED, THE INVESTORS AND THE COMPANY HEREBY WAIVE, AND COVENANT THAT NEITHER THE COMPANY NOR THE INVESTORS WILL ASSERT, ANY RIGHT TO TRIAL BY JURY ON ANY ISSUE IN ANY PROCEEDING, WHETHER AS PLAINTIFF, DEFENDANT OR OTHERWISE, IN RESPECT OF ANY ISSUE, CLAIM, DEMAND, ACTION OR CAUSE OF ACTION ARISING OUT OF OR BASED UPON THIS AGREEMENT, ANY OTHER AGREEMENT OR THE SUBJECT MATTER HEREOF OR THEREOF OR IN ANY WAY CONNECTED WITH, RELATED OR INCIDENTAL TO THE DEALINGS OF THE INVESTORS AND THE COMPANY HEREUNDER OR THEREUNDER, IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING AND WHETHER IN TORT OR CONTRACT OR OTHERWISE. The Company and each Investor acknowledge that it has been informed by the other that the provisions of this Section 12.9 constitute a material inducement upon which the Company and the Investors are relying and will rely in entering into this Agreement and consummating the transactions contemplated hereby. Any Investor or the Company may file an original counterpart or a copy of this Section 12.9 with any court as written evidence of the consent of the Investors and the Company to the waiver of the right to trial by jury.

12.10. Termination. This Agreement shall terminate (a) upon the termination of the Acquisition Agreement, (b) at any time upon the written consent of the Company and the Required Investors, or (c) on November 30, 2021 if the Closing has not occurred.

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12.11. Counterparts; Effectiveness. This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, with the same effect as if all parties had signed the same document. All such counterparts shall be deemed an original, shall be construed together and shall constitute one and the same instrument. This Agreement shall become effective when each party hereto shall have received counterparts hereof signed by all of the other parties hereto.

12.12. Entire Agreement. The Transaction Documents contain the entire agreement among the parties hereto with respect to the subject matter hereof and thereof and such agreements supersede and replace all other prior agreements, written or oral, among the parties hereto with respect to the subject matter hereof and thereof.

12.13. No Presumption. With regard to each and every term and condition of this Agreement and the other Transaction Documents, the parties understand and agree that the same has been mutually negotiated, prepared and drafted, and if at any time the parties desire or are required to interpret or construe any such term or condition or any agreement or instrument subject hereto, no consideration shall be given to the issue of which party actually prepared, drafted or requested any term or condition of this Agreement.

12.14. Non-Reliance and Exculpation. Each Investor acknowledges and agrees that it is not relying upon, and has not relied upon, any statement, representation or warranty made by any person, firm or corporation (including, without limitation, any placement agent, any of its affiliates or any control persons, officers, directors, employees, partners, agents or representatives of any of the foregoing), other than the statements, representations and warranties of the Company expressly contained in Section 4 of this Agreement, in making its investment or decision to invest in the Company. Each Investor acknowledges and agrees that none of (i) any other Investor pursuant to this Agreement or any other agreement related to the private placement of the Shares (including any other Investor’s respective affiliates or any control persons, officers, directors, employees, partners, agents or representatives of any of the foregoing), (ii) any placement agent, its affiliates or any control persons, officers, directors, employees, partners, agents or representatives of any of the foregoing, (iii) any other party to the Transaction Documents (other than the Company), or (iv) any affiliates, or any control persons, officers, directors, employees, partners, agents or representatives of the Company or any other party to the Transaction Documents shall be liable to the Investor, or to any other Investor, pursuant to this Agreement or any other agreement related to the private placement of the Shares, the negotiation hereof or thereof or the subject matter hereof or thereof, or the transactions contemplated hereby or thereby, for any action heretofore or hereafter taken or omitted to be taken by any of them in connection with the purchase of the Shares.

12.15. Severability. If any provision of this Agreement shall be found by any court of competent jurisdiction to be invalid or unenforceable, the parties hereby waive such provision to the extent that it is found to be invalid or unenforceable. Such provision shall, to the maximum extent allowable by law, be modified by such court so that it becomes enforceable, and, as modified, shall be enforced as any other provision hereof, all the other provisions hereof continuing in full force and effect.

12.16. Waiver of Conflicts. Each party to this Agreement acknowledges that Schiff Hardin LLP, counsel for the Company, may have in the past performed and may continue to perform legal services for certain of the Investors in matters unrelated to the transactions described in this Agreement. Accordingly, each party to this Agreement hereby (a) acknowledges that they have had an opportunity to ask for information relevant to this disclosure; and (b) gives his, her, their or its informed consent to Schiff Hardin LLP’s representation of certain of the Investors in such unrelated matters and to Schiff Hardin LLP’s representation of the Company in connection with this Agreement and the transactions contemplated hereby.

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12.17. Securities Laws Disclosure; Publicity. The Company shall (a) by the Disclosure Time, issue a press release disclosing the material terms of the transactions contemplated hereby, and (b) file a Current Report on Form 8-K, including the Transaction Documents as exhibits thereto, with the Commission within the time required by the Exchange Act. From and after the issuance of such press release, the Company represents to the Investors that it shall have publicly disclosed all material, non-public information delivered to any of the Investors by the Company or any of its Subsidiaries, or any of their respective officers, directors, employees or agents in connection with the transactions contemplated by the Transaction Documents. In addition, effective upon the issuance of such press release, the Company acknowledges and agrees that any and all confidentiality or similar obligations under any agreement, whether written or oral, between the Company, any of its Subsidiaries or any of their respective officers, directors, agents, employees or Affiliates on the one hand, and any of the Investors or any of their Affiliates on the other hand, shall terminate. The Company and each Investors shall consult with each other in issuing any other press releases with respect to the transactions contemplated hereby, and neither the Company nor any Investors shall issue any such press release nor otherwise make any such public statement without the prior consent of the Company, with respect to any press release of any Investor, or without the prior consent of each Investors, with respect to any press release of the Company, which consent shall not unreasonably be withheld or delayed, except if such disclosure is required by law, in which case the disclosing party shall promptly provide the other party with prior notice of such public statement or communication. Notwithstanding the foregoing, the Company shall not publicly disclose the name of any Investor, or include the name of any Investor in any filing with the Commission or any regulatory agency or Trading Market, without the prior written consent of such Investor, except (a) as required by federal securities law in connection with the filing of final Transaction Documents with the Commission and (b) to the extent such disclosure is required by law or Trading Market regulations, in which case the Company shall provide the Investors with prior notice of such disclosure permitted under this clause (b).

12.18. Non-Public Information. Except with respect to the material terms and conditions of the transactions contemplated by the Transaction Documents, which shall be disclosed pursuant to Section 12.17, the Company covenants and agrees that neither it, nor any other Person acting on its behalf will provide any Investor or its agents or counsel with any information that constitutes, or the Company reasonably believes constitutes, material non-public information, unless prior thereto such Investor shall have consented to the receipt of such information and agreed with the Company to keep such information confidential. The Company understands and confirms that each Investor shall be relying on the foregoing covenant in effecting transactions in securities of the Company. To the extent that the Company, any of its Subsidiaries, or any of their respective officers, directors, agents, employees or Affiliates delivers any material, non-public information to an Investor without such Investor’s consent, the Company hereby covenants and agrees that such Investor shall not have any duty of confidentiality to the Company, any of its Subsidiaries, or any of their respective officers, directors, agents, employees or Affiliates, or a duty to the Company, any of its Subsidiaries or any of their respective officers, directors, agents, employees or Affiliates not to trade on the basis of, such material, non-public information, provided that the Investor shall remain subject to applicable law. To the extent that any notice provided pursuant to any Transaction Document constitutes, or contains, material, non-public information regarding the Company or any Subsidiaries, the Company shall simultaneously file such notice with the Commission pursuant to a Current Report on Form 8-K. The Company understands and confirms that each Investor shall be relying on the foregoing covenant in effecting transactions in securities of the Company.

12.19. Independent Nature of Investors’ Obligations and Rights. The obligations of each Investor under any Transaction Document are several and not joint with the obligations of any other Investor, and no Investor shall be responsible in any way for the performance or non-performance of the obligations of any other Investor under any Transaction Document. Nothing contained herein or in any other Transaction Document, and no action taken by any Investor pursuant hereto or thereto, shall be deemed to constitute the Investors as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Investors are in any way acting in concert or as a group with respect to such obligations or the transactions contemplated by the Transaction Documents. Each Investor shall be entitled to independently protect and enforce its rights including, without limitation, the rights arising out of this Agreement or out of the other Transaction Documents, and it shall not be necessary for any other Investor to be joined as an additional party in any Proceeding for such purpose. Each Investor has been represented by its own separate legal counsel in its review and negotiation of the Transaction Documents. For reasons of administrative convenience only, each Investor and its respective counsel have chosen to communicate with the Company through Schiff. Schiff does not represent any of the Investors and only represents the Company. The Company has elected to provide all Investors with the same terms and Transaction Documents for the convenience of the Company and not because it was required or requested to do so by any of the Investors. It is expressly understood and agreed that each provision contained in this Agreement and in each other Transaction Document is between the Company and an Investor, solely, and not between the Company and the Investors collectively and not between and among the Investors.

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12.20 Indemnification of Investors. Subject to the provisions of this Section 12.20, the Company will indemnify and hold each Investor and its directors, officers, shareholders, members, partners, employees and agents (and any other Persons with a functionally equivalent role of a Person holding such titles notwithstanding a lack of such title or any other title), each Person who controls such Investor (within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act), and the directors, officers, shareholders, agents, members, partners or employees (and any other Persons with a functionally equivalent role of a Person holding such titles notwithstanding a lack of such title or any other title) of such controlling persons (each, an “Investor Party”) harmless from any and all losses, liabilities, obligations, claims, contingencies, damages, costs and expenses, including all judgments, amounts paid in settlements, court costs and reasonable attorneys’ fees and costs of investigation that any such Investor Party may suffer or incur as a result of or relating to (a) any breach of any of the representations, warranties, covenants or agreements made by the Company in this Agreement or in the other Transaction Documents or (b) any action instituted against the Investor Parties in any capacity, or any of them or their respective Affiliates, by any stockholder of the Company who is not an Affiliate of such Purchaser Party, with respect to any of the transactions contemplated by the Transaction Documents (unless such action is solely based upon a material breach of such Investor Party’s representations, warranties or covenants under the Transaction Documents or any agreements or understandings such Investor Party may have with any such stockholder or any violations by such Investor Party of state or federal securities laws or any conduct by such Investor Party which is finally judicially determined to constitute fraud, gross negligence, willful misconduct or malfeasance) or (c) in connection with any registration statement of the Company providing for the resale by the Investors of the Warrant Shares (as defined in the Warrants) issued and issuable upon exercise of the Warrants, the Company will indemnify each Investor Party, to the fullest extent permitted by applicable law, from and against any and all losses, claims, damages, liabilities, costs (including, without limitation, reasonable attorneys’ fees) and expenses, as incurred, arising out of or relating to (i) any untrue or alleged untrue statement of a material fact contained in such registration statement, any prospectus or any form of prospectus or in any amendment or supplement thereto or in any preliminary prospectus, or arising out of or relating to any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein (in the case of any prospectus or supplement thereto, in light of the circumstances under which they were made) not misleading, except to the extent, but only to the extent, that such untrue statements or omissions are based solely upon information regarding such Investor furnished in writing to the Company by such Investor expressly for use therein, or (ii) any violation or alleged violation by the Company of the Securities Act, the Exchange Act or any state securities law, or any rule or regulation thereunder in connection therewith. If any action shall be brought against any Investor Party in respect of which indemnity may be sought pursuant to this Agreement, such Investor Party shall promptly notify the Company in writing, and the Company shall have the right to assume the defense thereof with counsel of its own choosing reasonably acceptable to the Investor Party. Any Investor Party shall have the right to employ separate counsel in any such action and participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such Investor Party except to the extent that (i) the employment thereof has been specifically authorized by the Company in writing, (ii) the Company has failed after a reasonable period of time to assume such defense and to employ counsel or (iii) in such action there is, in the reasonable opinion of counsel, a material conflict on any material issue between the position of the Company and the position of such Investor Party, in which case the Company shall be responsible for the reasonable fees and expenses of no more than one such separate counsel. The Company will not be liable to any Investor Party under this Agreement (y) for any settlement by an Investor Party effected without the Company’s prior written consent, which shall not be unreasonably withheld or delayed; or (z) to the extent, but only to the extent that a loss, claim, damage or liability is attributable to any Investor Party’s breach of any of the representations, warranties, covenants or agreements made by such Purchaser Party in this Agreement or in the other Transaction Documents. The indemnification required by this Section 12.20 shall be made by periodic payments of the amount thereof during the course of the investigation or defense, as and when bills are received or are incurred. The indemnity agreements contained herein shall be in addition to any cause of action or similar right of any Investor Party against the Company or others and any liabilities the Company may be subject to pursuant to law.

12.21 Stockholder Approval. The Company shall provide each shareholder entitled to vote at a special meeting of shareholders of the Company (the “Shareholder Meeting”), which shall be promptly called and held not later than 120 days after the Closing (the “Shareholder Meeting Deadline”), a proxy statement soliciting each such shareholder’s affirmative vote at the Shareholder Meeting for approval of resolutions (“Shareholder Resolutions”) providing for the approval of the issuance of all of the Securities in compliance with the rules and regulations of the Trading Market (without regard to any limitations on conversion or exercise, as applicable, with respect thereto) (the “Shareholder Approval”, and the date the Shareholder Approval is obtained, the “Shareholder Approval Date”), and the Company shall use its reasonable best efforts to solicit its shareholders’ approval of such resolutions and to cause the Board of Directors of the Company to recommend to the shareholders that they approve such resolutions. The Company shall be obligated to seek to obtain the Shareholder Approval by the Shareholder Meeting Deadline. If, despite the Company’s reasonable best efforts the Shareholder Approval is not obtained on or prior to the Shareholder Meeting Deadline, the Company shall cause an additional Stockholder Meeting to be held on or prior to the six month-anniversary of the Closing. If, despite the Company’s reasonable best efforts the Shareholder Approval is not obtained after such subsequent shareholder meetings, the Company shall cause an additional Shareholder Meeting to be held each quarter thereafter until such Shareholder Approval is obtained.

12.22 Subsequent Equity Sales. From the date hereof until Shareholder Approval Date, without the approval of the holders of 60% of the Preferred Stock issued pursuant to this Agreement, other than Exempt Issuances (as defined in the Warrant) the Company shall not (i) issue, enter into any agreement to issue or announce the issuance or proposed issuance of any Common Stock or Common Stock equivalents or (ii) file any registration statement or any amendment or supplement thereto, other than as contemplated pursuant to Section 8 herein.

Signature pages follow.

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IN WITNESS WHEREOF, the parties hereto have caused this Subscription Agreement to be duly executed as of the day and year first above written.

THE COMPANY

ESPORTS TECHNOLOGIES, INC.

By:
Name:	Aaron Speach
Title:	Chief Executive Officer

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[PURCHASER SIGNATURE PAGES TO SuBSCRIPTION AGREEMENT]

IN WITNESS WHEREOF, the undersigned have caused this Subscription Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

Name of Investor: _______________________________________________________

Signature of Authorized Signatory of Investor: _________________________________

Name of Authorized Signatory: _____________________________________________

Title of Authorized Signatory: ______________________________________________

Email Address of Authorized Signatory: ______________________________________

Address for Notice to Investor:

Address for Delivery of Warrant to Investor (if not same as address for notice):

Investor Commitment Amount: $_________________

Shares: _________________

Warrant Shares: __________________

EIN Number: _______________________

[SIGNATURE PAGES CONTINUE]

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Form of Joinder Agreement

JOINDER AGREEMENT

The undersigned is executing and delivering this Joinder Agreement pursuant to that certain Common Stock Subscription Agreement, dated as of _____, 2021 (as amended, restated, supplemented or otherwise modified from time to time, the “Agreement”) by and among Esports Technologies, Inc., a Nevada corporation (the “Company”) and the Investors party thereto. Capitalized terms used but not defined in this Joinder Agreement shall have the respective meanings ascribed to them in the Agreement.

By executing and delivering this Joinder Agreement to the Agreement, the undersigned hereby agrees to (i) subject to and in accordance with the terms of the Agreement, purchase from the applicable Seller the number of Shares set forth below in exchange for a cash payment equal to the aggregate price set forth below at a price per share equal to the Purchase Price, subject to, and in accordance with, the terms and conditions set forth in the Agreement and (ii) become a party to, to be bound by, and to comply with the provisions of the Agreement in the same manner as if the undersigned were an original signatory to such agreement as an Investor.]

Accordingly, the undersigned has executed and delivered this Joinder Agreement as of the ___ day of ____________, 2021.

[INVESTOR]

By:
Name: _______________________
Title: _______________________

_________________________
Address of [Investor]

Shares	Warrants	Purchase Price
______	______	$_____

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Schedule I

INVESTORS

Investor	Investor Commitment Amount
\

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Exhibit A

Form of Warrant

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